Exhibit 10.11

Confidential Treatment Requested

DEVELOPMENT AGREEMENT

This Development Agreement, dated as of January 29, 2016 (the “Effective Date”), is by and between QIG Group, LLC, located at 10000 Wehrle Drive, Clarence, New York 14031 (“QIG”), and Aleva Neurotherapeutics S.A., located at EPFL Innovation Park, Building D, 1015 Lausanne, Switzerland (“Aleva”).

WHEREAS, QIG has expertise in the neurostimulation field;

WHEREAS, QIG owns certain intellectual property which it will be licensing to Aleva pursuant to a License Agreement (the “License Agreement”), which is intended to be entered immediately following the completion of the First Round of Financing (as defined below); and

WHEREAS, Aleva wishes QIG to be the exclusive developer of certain Products (as defined below).

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

Definitions

When used in this Agreement, each of the following terms shall have the meaning specified in this Article 1:

1.1	“Affiliate” of a Person means any other Person that, whether now or in the future, controls, is controlled by or is under common control with, such Person. For the purposes of this definition, the terms “controls”, “controlled by” and “under common control with” means (i) to possess (directly or indirectly) the power to direct the management or affairs of a Person, whether through ownership of voting securities or other equity rights or by contract relating to voting rights or corporate governance or otherwise, or (ii) to own, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities or other ownership interest of such Person.

1.2	“Change of Control” means (i) a consolidation or merger of a party or other change of control transaction in which the stockholders of a party immediately prior to such transaction do not continue to hold a greater than 50% interest in the successor or survivor entity immediately following such transaction, (ii) a transaction or series of transactions that results in the transfer of more than 50% of the voting power of a party to a Person or (iii) the sale, lease, transfer or other disposition of all or substantially all of the assets of a party (which shall include any effective transfer of such assets regardless of the structure of any such transaction as a license or otherwise).

1.3	“Deliverables” means those items to be furnished by QIG under this Agreement, as specified in the Project Plan.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.4	“Field of Use” means deep brain stimulation for movement disorders (i.e. Parkinson’s Disease and/or Essential Tremor).

1.5	“Intellectual Property” means patents, inventions, discoveries, know-how, Trade Secrets, data, information, technology, processes, formulas, drawings, designs, computer programs, licenses, and all amendments, modifications, and improvements to any of the foregoing.

1.6	“Person” means any individual, and any corporation, partnership, sole proprietorship, company, firm, association, trust or governmental agency.

1.7	“Products” means the items listed on Exhibit A, as may be modified by the parties in writing.

1.8	“Project” means QIG’s performance of development services and furnishing of functional prototype samples as described more fully in the Project Plan.

1.9	“Project Plan” means the document set forth in Exhibit A, as may be modified by the parties in writing.

1.10	“Resultant Patents” means any rights under United States and foreign patents and patent applications, including, but not limited to, divisions, continuations, continuations-in-part, reissues, and reexaminations thereof that arise from any Joint IP (as hereinafter defined).

1.11	“Specifications” means the technical specifications for the Deliverables as set forth in the Project Plan.

1.12	“Trade Secrets” means proprietary and confidential know-how and other information of a party including, but not limited to, inventions, formulas, procedures, processes, techniques, drawings, technical information, blue prints, quality control specifications, sales and marketing materials, and the like, all of which are unpublished and not made available to third parties except under a confidentiality obligation, including, but not limited to, Intellectual Property resulting from the Project. For purposes of this Agreement, all such know-how and information shall be deemed to be, and treated by the parties as, Trade Secrets regardless of whether or not it may be protectable as a “trade secret” under applicable federal or state law.

ARTICLE 2

Project Development

2.1	Purpose: QIG will use commercially reasonable efforts, including, but not limited to, allocating the necessary funds and personnel, to complete the Project Plan in a professional manner and in accordance with and in the estimated time frames set forth in Exhibit A. Aleva will use commercially reasonable efforts, including, but not limited to, allocating the necessary personnel, to provide reasonable assistance in a professional manner to QIG in meeting the goals set forth in the Project Plan. The Project Plan contains the specific phases, milestones and Deliverables of the Project and identifies the respective responsibilities of the parties in developing the Products. The parties may agree to amend the Project Plan, from time-to-time, as circumstances may require, as set forth below.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2	Meetings: The parties will work closely together to facilitate the completion of the Project, including, but not limited to, holding periodic meetings and conference calls, as reasonably necessary.

2.3	Delays. Each party will promptly notify the other party in the event of any actual or anticipated delay that may affect its ability to meet any date set forth in the Project Plan. Following such notice, the parties will cooperate and use their respective commercially reasonable efforts to solve any problems identified.

2.4	Modifications to the Project Plan: Each party may from time-to-time request a modification to the Project Plan. All such requests must be in writing.

(a)	Following a request by Aleva, QIG will promptly deliver to Aleva an evaluation specifying whether the proposed change is feasible and setting forth the impact, if any, the proposed modification will have on the Project Plan and the fees. Following receipt of QIG’s evaluation, Aleva will promptly notify QIG whether it wishes to have the proposed modification implemented.

(b)	Any request by QIG will include the rationale for the modification and specify the impact, if any, the modification will have on the Project Plan and the fees. Following receipt of Aleva’s evaluation of QIG’s request, QIG will promptly notify Aleva whether it wishes to have the proposed modification implemented.

(c)	Any modification agreed to by the parties resulting in a change to the Project Plan must be documented in a written revision to the Project Plan.

2.5	Delivery and Acceptance. Upon receipt of a Deliverable, Aleva will inspect and issue notice to QIG to indicate: (a) that the Deliverable conforms, in all material respects, to the Specifications and therefore is accepted (“Acceptance Notice”); or (b) that the Deliverable does not conform in all material respects, to the Specifications and, therefore, is rejected (“Rejection Notice”). With respect to a Deliverable, if QIG does not receive a Rejection Notice within 30 days of Aleva’s receipt of the Deliverable, the Deliverable will be deemed accepted. Upon receiving a Rejection Notice, QIG will use commercially reasonable efforts to modify the Deliverable or produce a new Deliverable so that the modified Deliverable or new Deliverable conforms to the applicable Specifications and will deliver the modified or new Deliverable to Aleva within a reasonable period of time after it receives the Rejection Notice. The parties will repeat this procedure until each Deliverable, based on the good faith determination of both parties,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

conforms, in all material respects, to the applicable Specifications. However, if any Deliverable fails to conform, in all material respects, to the applicable Specifications on being tested by Aleva on the third or later occasion that such Deliverable has been submitted for testing, either party shall have the right to terminate this Agreement on written notice, without any further liability to the other party, except as set forth in this Agreement.

2.6	Fees:

2.6.1	Aleva will pay QIG the fees set forth in and in accordance with the Project Plan. In addition, Aleva will be responsible for certain ongoing maintenance and engineering costs described in the Project Plan. Aleva must pay QIG each amount owed under the Project Plan within [***] days of it being due. QIG reserves the right to charge interest on any such amounts which are past due at the rate of [***]% per month or the highest rate allowed by law, whichever is lower. Aleva will be liable for all costs of collection of any such amounts incurred by QIG, including, but not limited to, reasonable attorney’s fees and court costs, if any.

2.6.2	Aleva will pay QIG a software and compliance engineering maintenance fee of $[***] on each anniversary of the first commercial sale of a Product until Aleva stops selling all of the Products.

2.6.3	After the provision of services hereunder having a value of $[***] (with such value of services being determined in good faith by QIG) by QIG, in the event that Aleva has not received financing from third party financing sources, other than QIG or Greatbatch Ltd. (“Greatbatch”) or any of their respective affiliates, in an amount sufficient to comply with the First Round of Financing Conditions (as defined in the Convertible Loan Agreement, dated January 29, 2016), then (i) QIG shall, without liability, suspend all services provided hereunder to Aleva and (ii) Aleva shall have no obligation to make any payment due on or after June 30, 2016 as is set forth on Exhibit A hereto, unless and until, in the case of both clauses (i) and (ii) above, Aleva and QIG agree in writing to resume such services and Aleva agrees in writing to resume making payments to QIG on the schedule set forth on Exhibit A hereto, including, for the avoidance of doubt, making QIG whole as to any payment it had failed to make during such suspension of services.

2.6.4	After the provision of services hereunder having a value of $[***] (with such value of services being determined in good faith by QIG) by QIG, in the event that Aleva has not received financing from third party financing sources, other than QIG or Greatbatch or any of their respective affiliates,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in an amount sufficient to comply with the closing conditions for the Second Round of Financing (as defined in the Shareholders Agreement regarding Aleva Neurotherapeutics SA, dated 2016 (the “Shareholders Agreement”)), then (i) QIG shall, without liability, suspend all services provided hereunder to Aleva and (ii) Aleva shall have no obligation to make any payment due on or after March 1, 2017 as is set forth on Exhibit A hereto, unless and until, in the case of both clauses (i) and (ii) above, Aleva and QIG agree in writing to resume such services and Aleva agrees in writing to resume making payments to QIG on the schedule set forth on Exhibit A hereto, including, for the avoidance of doubt, making QIG whole as to any payment it had failed to make during such suspension of services.

2.6.5	At any time after the payment required to be made on March 1, 2017, as set forth on Exhibit A hereto, has been made by Aleva, if QIG has a reasonable and good faith belief that Aleva will thereafter be unable to fulfill its remaining payment obligations as set forth on Exhibit A hereto, then (i) QIG may, in its sole discretion and without liability, suspend all services provided hereunder to Aleva and (ii) Aleva shall, after the inception of such suspension by QIG, have no obligation to make any remaining payment as is set forth on Exhibit A hereto, unless and until, in the case of both clauses (i) and (ii) above, Aleva and QIG agree in writing to resume such services after Aleva provides QIG with reasonable evidence to confirm its ability to fulfill such remaining payment obligations and Aleva agrees in writing to resume making payments to QIG on the schedule set forth on Exhibit A hereto, including, for the avoidance of doubt, making QIG whole as to any payment it had failed to make during such suspension of services.

2.7	Exclusivity.

2.7.1	Aleva hereby appoints QIG as its exclusive developer of the Products within the Field of Use, subject to the terms of this Agreement. Aleva acknowledges and agrees that QIG has been and will continue to develop and supply products and components that are similar to the proposed Products.

2.7.2	If Aleva desires to have a second generation of the Products developed, QIG will be the exclusive developer of the new products.

2.8	License Agreement. Upon request of Aleva, QIG agrees to promptly enter into, but in no event more than five (5) calendar days after the request is received from Aleva, the License Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 3

Warranty and Liability

3.1	Warranty. QIG warrants that it will use commercially reasonable efforts to satisfy its obligations under the Project Plan. THE WARRANTY IN THIS SECTION 3.1 IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR PARTICULAR USE.

3.2	Limitations. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, (A) QIG WILL NOT BE LIABLE UNDER THIS AGREEMENT FOR ANY INDIRECT, CONSEQUENTIAL, COLLATERAL, SPECIAL OR INCIDENTAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS), WITH RESPECT TO ANY PRODUCT OR SERVICE PROVIDED BY QIG, WHETHER SUCH CLAIM IS BASED ON CONTRACT, NEGLIGENCE, STRICT TORT, WARRANTY OR ANY OTHER BASIS AND (B) QIG’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE TOTAL AMOUNT THAT ALEVA HAS PAID TO QIG UNDER THIS AGREEMENT, BUT IN NO EVENT MORE THAN $10,000,000. ANY ACTIONS OR CLAIMS BY ALEVA UNDER THIS AGREEMENT MUST BE BROUGHT BY ALEVA WITHIN 12 MONTHS OF THE DATE ON WHICH ALEVA BECAME AWARE OF THE CAUSE OF ACTION OR CLAIM.

ARTICLE 4

Intellectual Property

4.1	Background Intellectual Property. All Intellectual Property of Aleva first conceived and reduced to practice either prior to the Effective Date or independent of performance of this Agreement will remain the exclusive property of Aleva. All Intellectual Property of QIG first conceived and reduced to practice either prior to the Effective Date or independent of performance of this Agreement will remain the exclusive property of QIG.

4.2.	Ownership of Newly Created Intellectual Property.

4.2.1	Any Intellectual Property developed solely by QIG or acquired by QIG during the term of this Agreement, whether in connection with the Project or otherwise, shall be owned solely by QIG, except as provided for in this Section 4.2.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.2.2	Any Intellectual Property developed solely by Aleva or acquired by during the term of this Agreement, whether in connection with the Project or otherwise, shall be owned solely by Aleva, except as provided for in this Section 4.2.

4.2.3	Notwithstanding any other provision of this Agreement: (a) QIG will own any improvement directed to the Intellectual Property owned by QIG pursuant to Section 4.1; and (b) Aleva will own any improvement directed to the Intellectual Property owned by Aleva pursuant to Section 4.1.

4.2.4	Any Intellectual Property resulting from the joint contributions of QIG and Aleva personnel during the term of this Agreement shall be “Joint IP.” For purposes hereof, the sole standard for establishing whether or not any Intellectual Property is Joint IP will be that, if the Intellectual Property in question were going to be patented (whether patentable or not), an employee of each party would be required to be named as an inventor in order for the patent to be legally valid and enforceable. All Joint IP shall be owned jointly by the parties. Joint IP shall be subject to all of the terms and conditions of this Agreement. There will be no duty to account to the other party for any use, sale or license of any Joint IP owned jointly by the parties. Each party shall execute, and shall cause its employees and its Affiliates’ employees to execute, such assignments as may be necessary or advisable under law to effectuate the intent of this Section 4.2.4.

4.3 Patent Prosecution and Enforcement

4.3.1	Separate IP: Each party shall be solely responsible for determining whether to file and prosecute any patent application for any of its exclusively owned Intellectual Property, including, but not limited to, existing Intellectual Property, in any jurisdiction, paying all legal expenses, filing fees and maintenance fees relating thereto, and for determining whether and when to enforce its rights in any such Intellectual Property.

4.3.2	Joint IP:

(a)	The parties shall determine whether or not to file and prosecute a patent application for any Resultant Patents covering Joint IP, and, if so, in which jurisdictions and for how long. QIG shall be entitled to propose patent counsel for any such application and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

patent prosecution, subject to Aleva’s approval which shall not be unreasonably withheld. All legal expenses, filing fees and maintenance fees for all Resultant Patents shall be shared equally both during the term and after the termination of this Agreement for Joint IP. After termination of this Agreement, if a party no longer desires to contribute to the fees or expenses for any Resultant Patent that is jointly owned, it shall notify the other party on a timely basis, who shall have the option to elect to maintain such patent. In such event, the party desiring not to pay fees or expenses shall assign such patent to the other party and have no right to make, use or sell a product covered by a Resultant Patent.

(b)	Each party shall promptly notify the other party of any infringement or threatened infringement of any Joint IP, including, but not limited to, a Resultant Patent. During the term of the Agreement, the parties shall determine what enforcement actions are appropriate with respect to jointly owned, Joint IP and shall cooperate with respect thereto. After the termination of this Agreement, each party may enforce its rights to any jointly owned, Joint IP, and agrees and consents to be named by the other party as a nominal party plaintiff in connection therewith.

4.4	Restrictions.

4.4.1	QIG agrees that it and its successors will not use any Joint IP in the Field of Use and Aleva agrees that it and its successors will not use any Joint IP outside the Field of Use.

ARTICLE 5

Term and Termination

5.1	Term: This Agreement shall become binding and enforceable on the Effective Date, and this Agreement shall continue in force until all obligations outlined in Exhibit A have been fulfilled or discharged, unless terminated sooner in accordance with Section 5.2.

5.2	Termination: Notwithstanding Section 5.1, this Agreement may be terminated in accordance with the following provisions:

5.2.1	Subject to Section 5.3, either party may terminate this Agreement by giving written notice to the other party in the event the other party is in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

breach of any material representation, warranty or covenant of this Agreement and shall have failed to cure such breach within sixty (60) days of receipt of notice thereof from the first party.

5.2.2	Subject to Section 5.3, either party may terminate this Agreement by giving written notice to the other party, which notice shall be effective 60 days after receipt, if the other party: (i) becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due; (ii) applies for or consents to the appointment of a trustee, receiver or other custodian, or makes a general assignment for the benefit of its creditors; (iii) commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceedings (each, a “Bankruptcy Proceeding”); or (iv) has a Bankruptcy Proceeding commenced against it and such Bankruptcy Proceeding is not dismissed within thirty (30) days of the date of commencement thereof.

5.2.3	QIG may terminate this Agreement by giving written notice to Aleva, which notice shall be effective upon dispatch, if there is a Change of Control of Aleva and, in connection with such Change of Control, QIG does not believe in its reasonable judgment that Aleva’s successor in such Change of Control is able to perform Aleva’s obligations under this Agreement.

5.2.4	Either party may terminate this Agreement by giving written notice to the other party, which notice shall be effective upon dispatch, if the License Agreement is not, within five (5) calendar days after request from either party, executed by both parties or is subsequently terminated.

5.2.5	Either party may terminate this Agreement by giving written notice to the other party, which notice shall be effective upon dispatch, in accordance with Section 2.5.

5.2.6	QIG may terminate this Agreement by giving written notice to Aleva if Aleva and Aleva’s shareholders fail to take all action necessary to allow Aleva to issue Series C1 and C2 Preferred Shares to any convertible loan lender, pursuant to that certain Convertible Loan Agreement, dated as of January 29, 2016, upon conversion of any such loan by any such holder within 30 calendar days of any such request for conversion.

5.2.7	Notwithstanding anything in Section 2.6.3 to the contrary, QIG may terminate this Agreement by giving written notice to Aleva, which notice shall be effective upon dispatch, if Aleva does not, between the date

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

hereof and June 30, 2016, receive financing from third party financing sources, other than QIG or Greatbatch or any of their respective affiliates, in an amount sufficient to comply with the First Round of Financing Conditions.

5.2.8	Notwithstanding anything in Section 2.6.3 to the contrary, Aleva may terminate this Agreement if Greatbatch or any of its respective affiliates, assuming fulfillment of all conditions precedent (including the First Round of Financing Conditions) for the First Round of Financing (as defined in the Convertible Loan Agreement, dated January 29, 2016), fails to make the investment as agreed to be made by Greatbatch in the First Round of Financing. Notwithstanding the foregoing, no termination of this Agreement by Aleva pursuant to this Section 5.2.7 shall relieve Aleva of its obligation to make any payments that were due prior to the applicable termination date.

5.3	[INTENTIONALLY OMITTED.]

5.4	Rights and Obligations on Termination: The termination of this Agreement shall not affect either party’s right to pursue any other remedy at law or in equity which it may have against the other party for breach of contract or otherwise; provided, however, that in the event of a termination by QIG, Aleva will be responsible for all WIP, Product-specific non-returnable purchased material and any non-cancelable purchase orders outstanding with QIG’s suppliers, plus all milestone amounts set forth in the Project Plan except for those already paid by Aleva. The provisions of Articles 2 (payment obligations only, including, but not limited to, Section 2.6.2.), 3, 4, 5 and 6 shall survive the expiration or termination of this Agreement.

ARTICLE 6

Miscellaneous

6.1	Assignment. Aleva shall not assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law or otherwise, without QIG’s prior written consent, which consent QIG may give or withhold in its sole discretion. No delegation or other transfer will relieve Aleva of any of its obligations or performance under this Agreement. Any purported assignment, delegation or transfer in violation of Section 6.1 is void. Notwithstanding anything in this Section 6.1 to the contrary, Aleva shall assign this Agreement to Aleva’s successor in the Change of Control of Aleva; provided, that such successor, in the reasonable judgment of QIG, is able to perform Aleva’s obligations under this Agreement. QIG may freely assign or otherwise

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

transfer all or any of its rights, or delegate or otherwise transfer all or any of its obligations or performance, under this Agreement without Aleva’s consent. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective permitted successors and assigns.

6.2	Notice. Unless otherwise provided in this Agreement, any notice to be given hereunder shall be in writing and (a) delivered personally (to be effective when so delivered), (b) mailed by registered or certified mail, return receipt requested (to be effective four days after the date it is mailed) or (c) sent by Federal Express or other overnight courier service (to be effective when received by the addressee), to the following addresses (or to such other addresses which any party shall designate in writing to the other parties):

If to QIG:

QiG Group, LLC

5830 Granite Parkway

11th Floor

Plano, Texas 75024

Attn: President

If to Aleva:

Aleva Neurotherapeutics SA

EPFL Innovation Park, Building D

1015 Lausanne, Switzerland

Attn: Chief Executive Officer

6.3	Entire Agreement. This Agreement and all exhibits attached hereto contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and supersede all prior understandings, arrangements and agreements, written or oral, with respect to the subject matter hereof. No modification or amendments to this Agreement shall be effective unless in writing and signed by the party against which it is sought to be enforced.

6.4	Independent Contractors. Each of the parties hereto shall bear such party’s own expenses in connection with this Agreement and the transactions contemplated hereby, except as may otherwise expressly be set forth herein. It is expressly understood that the parties are independent of one another and that neither has the authority to bind the other to any third person or otherwise to act in any way as the representative of the other, unless otherwise expressly agreed to in writing signed by both parties hereto.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.5	Further Acts. Each of the parties hereto shall use such party’s commercially reasonable efforts to take such actions as may be necessary or reasonably requested by the other party hereto to carry out and consummate the transactions contemplated by this Agreement.

6.6	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of New York.

6.7	Headings. The captions appearing herein are for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement. All references in this Agreement to Sections, Articles and Exhibits refer to the Sections, Articles and Exhibits of this Agreement and exhibits attached hereto is hereby incorporated in and made a part of this Agreement.

6.8	WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (III) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.8.

6.9	Equitable Relief. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, except where this Agreement is terminated in accordance with Article 5, the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement and any other agreement or instrument executed in connection herewith. Each party waives any requirements for the securing or

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posting of any bond in connection with any such remedy. The parties further agree that (i) by seeking the remedies provided for in this Section 6.9, a party shall not in any respect waive its right to seek any other form of relief that may be available to a party and not otherwise specifically waived under this Agreement, including monetary damages in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 6.9 are not available or otherwise are not granted and (ii) nothing contained in this Section 6.9 shall require any party to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 6.9 before exercising any termination right under Article 5 (and pursuing damages after such termination) nor shall the commencement of any action pursuant to this Section 6.9 or anything contained in this Section 6.9 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Article 5 or pursue any other remedies under this Agreement that may be available then or thereafter.

6.10	Service of Process. Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any action or proceeding contemplated by Section 6.9 or otherwise in any way relating to this Agreement, on behalf of itself and/or officers, in accordance with the notice provision set forth in Section 6.2 or in such other manner as may be permitted by law, of copies of such process to such party, and nothing in this Section 6.10 shall affect the right of any party to serve legal process in any other manner permitted by law, (ii) irrevocably and unconditionally consents and submits itself and its property in any action or proceeding to the exclusive general jurisdiction of any state or federal court within the State of New York in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, or for recognition and enforcement of any judgment in respect thereof, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other similar relief from any such court, (iv) agrees that any actions or proceedings arising in connection with this Agreement or the transactions contemplated by this Agreement shall be brought, tried and determined only in a state or federal court within the State of New York, (v) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same and (vi) agrees that it will not bring any action relating to this Agreement or the matters covered by this Agreement in any court other than the aforesaid courts. Each of the parties agrees that a final judgment in any action or proceeding in such court as provided above shall be conclusive and may be enforced in other jurisdictions by suits on the judgment or in any other manner provided by law.

6.11	Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.12	Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement, or any such terms in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

6.13	Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto, and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement; provided; however, the parties hereby designate Greatbatch as a third-party beneficiary of this Agreement with the right to enforce this Agreement.

6.14	Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

6.15	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed below in the manner appropriate to each.

QIG Group, LLC

By:	/s/ Scott F. Drees
Name:	Scott F. Drees
Title:	CEO

Aleva Neurotherapeutics S.A.

By:	/s/ Andre Mercanzini
Name:	Andre Mercanzini
Title:	CTO

By:	/s/ Alain Jordan
Name:	Alain Jordan
Title:	Chief Operating Officer

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EXHIBIT A

PRODUCTS AND PROJECT PLAN

DEVICES OF THE ALEVA directSTIM NEUROSTIMULATION MEDICAL DEVICE

The Aleva directSTIM Deep Brain Stimulation System to be developed by QIG is a rechargeable, [***]-channel, deep brain stimulation system for the treatment of Movement Disorders (i.e. Parkinson’s Disease and/or Essential Tremor). The main devices of the Aleva directSTIM Deep Brain Stimulation System include the following:

•	Rechargeable, [***]-channel implantable pulse generator (IPG or Stimulator) in one main configuration

•	[***] ports x [***] independent channels ([***] leads, each with [***]-electrodes)

•	Extensions in [***]x[***] configuration and lengths

•	Clinician programmer (CP)

•	Programmer charger (PPC)

Work Package, Products and Deliverables:

•	Design Changes to Clinician and Patient Programmer Software

•	Changes to Extension Cable Design for a [***] [***] contact extension

•	Material for Design Verification and Testing of DBS System ([***] implantable IPGs, [***] EPGs, [***] [***]-contact extension cables, and other testing material as required)

•	Material for European Clinical Study in [***] (IPG, [***] contact Extensions, Tunneling tool, Patient Programmer; for 60 patients)

•	Regulatory Guidance and Consulting for CE-Mark Submission and FDA IDE submission

•	Post-Market FDA regulatory preparation consulting

Fees:

Aleva will pay $6,000,000 for the services provided by QIG under this Agreement in accordance with the Payment Schedule set forth below.

Payment Schedule:

1.	On the Effective Date – Payment of $[***]
2.	2/15/16 – Payment of $[***]
3.	6/30/16 – Payment of $[***]
4.	3/1/17 – Payment of $[***]
5.	9/30/17 – Payment of $[***]

Project Plan:

QIG and Aleva will work together in good faith to promptly finalize the Project Plan in writing after the Effective Date.

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